UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) June 13, 2003

PACER INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

Commission file number 000-49828

Tennessee	62-0935669
(State or other jurisdiction of incorporation)	(I.R.S. employer identification no.)

2300 Clayton Road, Suite 1200

Concord, CA 94520

Telephone Number (877) 917-2237

ITEM 5. Other Events

On June 13, 2003, Pacer International, Inc. issued a press release announcing that it has successfully completed the refinancing of its existing long-term debt. The press release is attached hereto as Exhibit 99.1 and the new credit agreement is attached hereto as Exhibit 10.1.

ITEM 7. Financial Statements; Pro Forma Financial Information and Exhibits

(c) Exhibits:

10.1 Credit Agreement, dated as of June 10, 2003, among Pacer International, Inc., Various Lending Institutions, Credit Suisse First Boston, Cayman Islands Branch and Harris Trust & Savings Bank, as Co-Documentation Agents, Bear Stearns Corporate Lending Inc. and Credit Lyonnais New York Branch, as Co-Syndication Agents, and Deutsche Bank Trust Company Americas, as Administrative Agent

99.1 Press Release of Pacer International, Inc. dated June 13, 2003

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PACER INTERNATIONAL, INC. A Tennessee Corporation

Dated:	June 13, 2003	By:	/s/ LAWRENCE C. YARBERRY
Executive Vice President and Chief Financial Officer

INDEX TO EXHIBITS

EXHIBIT NUMBER

10.1

Credit Agreement, dated as of June 10, 2003, among Pacer International, Inc., Various Lending Institutions, Credit Suisse First Boston, Cayman Islands Branch and Harris Trust & Savings Bank, as Co-Documentation Agents, Bear Stearns Corporate Lending Inc. and Credit Lyonnais New York Branch, as Co-Syndication Agents, and Deutsche Bank Trust Company Americas, as Administrative Agent

99.1	Press Release of Pacer International, Inc. dated June 13, 2003.